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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the inclusion in this Registration Statement on Form S-1 of our report dated May 21, 1999, on our audits of the financial statements of Ditech Communications Corporation as of April 30, 1998 and 1999 and for each of the three years in the period ended April 30, 1999. We also consent to the reference to us under the headings "Experts" and "Selected Financial Data."



/S/ PRICEWATERHOUSECOOPERS LLP
San Jose, California
May 27, 1999